UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 10, 2023

MaxLinear, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34666	14-1896129
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
5966 La Place Court, Suite 100, Carlsbad, California 92008
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (760) 692-0711
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	MXL	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders.
We held our Annual Meeting of Stockholders (“Annual Meeting”) on May 10, 2023. Of the 79,970,637 shares of our common stock outstanding as of March 21, 2023, 73,439,782 shares of common stock were represented, either by attending the virtual annual meeting or by proxy, constituting, of the shares entitled to vote, approximately 91.83% of the outstanding shares of common stock. The matters voted on at the Annual Meeting and the votes cast with respect to each such matter are set forth below.

1.Election of Three Class II Directors. The following nominees were re-elected by the holders of our common stock to serve as our Class II directors to hold office until our 2026 annual meeting of stockholders and until their successors have been duly elected and qualified:

Nominee	For	Against	Abstain	Broker Non-Votes
Carolyn D. Beaver	63,161,914	1,778,091	153,859	8,345,918
Albert J. Moyer	52,028,103	12,155,994	909,767	8,345,918
Theodore L. Tewksbury, Ph.D.	57,507,773	7,431,863	154,228	8,345,918
2.Advisory Vote to Approve Named Executive Officer Compensation. On an advisory basis, the compensation of our named executive officers for the year ended December 31, 2022, as disclosed in our proxy statement for our 2023 annual meeting of stockholders, was approved by our stockholders based on the following results of voting:

For	Against	Abstain	Broker Non-Votes
60,766,695	4,239,249	87,920	8,345,918
3.Advisory Vote to Approve the Frequency of Future Advisory Votes on Named Executive Officer Compensation. On an advisory basis, the frequency of future stockholder votes on named executive officer compensation was approved to be every one year based on the following results of voting:

Every 1 Year	Every 2 Years	Every 3 Years	Abstain	Broker Non-Votes
62,886,892	24,725	1,977,773	204,474	8,345,918
Based on the results of the vote, and consistent with the recommendation of our Board of Directors (the “Board”), the Board has determined to hold a non-binding advisory vote regarding named executive officer compensation every one year until the next required non-binding advisory vote on the frequency of holding future votes regarding named executive officer compensation.

4.Ratification of Appointment of Independent Registered Public Accounting Firm. The appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 was ratified based on the following results of voting:

For	Against	Abstain	Broker Non-Votes
73,296,492	72,239	71,051	—
5.Amendment to Our Amended and Restated Certificate of Incorporation. The amendment to our amended and restated certificate of incorporation to reflect Delaware law provisions regarding officer exculpation was approved by our stockholders based on the following results of voting:

For	Against	Abstain	Broker Non-Votes
55,748,738	9,236,336	108,790	8,345,918

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 11, 2023	MAXLINEAR, INC.

(Registrant)

		By:	/s/ Steven G. Litchfield
Steven G. Litchfield
Chief Financial Officer and Chief Corporate Strategy Officer

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